UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2017
________________________________________________________________________________________________________________
ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________________________________________________

Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200
________________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.
On May 18, 2017, Altria Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). There were 1,724,939,679 shares of common stock of the Company represented in person or by proxy at the meeting, constituting 89.11% of outstanding shares on March 27, 2017, the record date for the Annual Meeting. The matters voted upon at the Annual Meeting and the final voting results are set forth below:
Proposal 1:         To Elect Eleven Directors of the Company.

Name	For	Against	Abstain	Broker Non-Vote
Gerald L. Baliles	1,251,985,836	41,273,208	4,385,345	427,295,224
Martin J. Barrington	1,267,138,248	20,797,879	9,708,328	427,295,224
John T. Casteen III	1,263,032,993	30,074,971	4,534,631	427,295,224
Dinyar S. Devitre	1,287,242,006	6,056,328	4,346,121	427,295,224
Thomas F. Farrell II	1,139,974,034	153,356,102	4,314,215	427,295,224
Debra J. Kelly-Ennis	1,272,052,172	21,406,657	4,185,522	427,295,224
W. Leo Kiely III	1,275,149,865	18,036,411	4,458,075	427,295,224
Kathryn B. McQuade	1,281,603,534	11,956,006	4,084,811	427,295,224
George Muñoz	1,246,931,270	44,354,752	6,357,091	427,295,224
Nabil Y. Sakkab	1,273,268,959	19,894,594	4,480,902	427,295,224
Virginia E. Shanks	1,283,223,975	9,988,985	4,431,495	427,295,224

All director nominees were duly elected.

Proposal 2:	Ratification of the Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2017.

For	Against	Abstain
1,690,813,644	28,472,840	5,653,195
The selection of Independent Registered Public Accounting Firm was ratified.
Proposal 3:         Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
1,196,847,694	91,601,776	9,194,985	427,295,224
The proposal was approved on an advisory basis.

Proposal 4:     Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
1,147,674,672	6,931,926	135,409,453	7,601,130	427,295,224

The shareholders voted, on an advisory basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers as set forth in the table above.

Proposal 5:	Shareholder Proposal - Advertising in Minority/Low Income Neighborhoods.

For	Against	Abstain	Broker Non-Vote
31,445,032	1,196,688,771	69,510,652	427,295,224
The proposal was defeated.

Item 7.01.         Regulation FD Disclosure.
In connection with the Annual Meeting, the Company issued a press release on May 18, 2017, in which the Company, among other things, reaffirmed its adjusted diluted earnings per share guidance for 2017. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference in this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.         Financial Statements and Exhibits.

(d)	Exhibits

99.1	Altria Group, Inc. Press Release, dated May 18, 2017 (furnished under Item 7.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and Senior Assistant General Counsel
DATE: May 18, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Altria Group, Inc. Press Release, dated May 18, 2017 (furnished under Item 7.01)

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